UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2015 (May 15, 2015)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

THE PERUVIAN BRANCH OF SOUTHERN COPPER CORPORATION MAKES AN APPEAL FOR A HALT TO THE VIOLENCE IN THE TAMBO VALLEY AND AREQUIPA REGION IN PERU

LIMA, May 15, 2015, the President and Chief Executive Officer of the Peruvian Branch of Southern Copper Corporation (“SCC” or the “Company”) made a public appeal for a halt to the violence that has affected the Tambo Valley and the region and City of Arequipa in Peru, where the Company’s Tia Maria project is located. The Company made a call for a 60-day pause to allow the parties involved to present their concerns and identify solutions to pave the way to a successful peaceful resolution of the conflict.  A copy of this public statement is attached hereto as Exhibit 99.1.

ITEM 9.01      Financial Statements and Exhibits

(d)                                 Exhibits:

99.1                        Public statement of the President and Chief Executive Officer of the Peruvian branch of Southern Copper Corporation dated May 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

	By:	/s/ Hans A. Flury
	Name:	Hans A. Flury
	Title:	Secretary

Date: May 19, 2015

INDEX TO EXHIBITS

Exhibits

99.1	Public statement of the President and Chief Executive Officer of the Peruvian branch of Southern Copper Corporation dated May 15, 2015.